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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                        --------------------------------

                                    FORM 8-K

                                 CURRENT REPORT


          Pursuant to Section 13 or 15(d) of the Securities Act of 1934


Date of Report (Date of earliest event reported) July 7, 1999


                                 AMR CORPORATION
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             (Exact name of registrant as specified in its charter)


       Delaware                     1-8400                     75-1825172
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       (State of            (Commission File Number)         (IRS Employer
     Incorporation)                                        Identification No.)



4333 Amon Carter Blvd.              Fort Worth, Texas           76155
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(Address of principal executive offices)                      (Zip Code)




                                 (817) 963-1234
                      --------------------------------------
                         (Registrant's telephone number)


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ITEM 7. EXHIBITS. The following documents are filed with reference to the
Registration Statement on Form S-3 (Registration No. 333-68211) (which Registration Statement constitutes a post-effective amendment to Registration Statements on Form S-3 (Registration Nos. 33-46325 and 33-52121)) of AMR Corporation (the "Company"):

1. Underwriting Agreement, dated July 7, 1999, between the Company and Goldman, Sachs & Co. and Salomon Smith Barney Inc., as Representatives acting on behalf of the Underwriters named in Schedule I thereto.

4(a). Indenture, dated as of December 1, 1998, between the Company and Citibank,
      N.A.

4(b). Supplemental Indenture No. 1, dated July 13, 1999, from the Company to
      Citibank, N.A., as Trustee, including Form of 7.875% Public Income NotES due July 13, 2039 as Exhibit A thereto.



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                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                                     AMR CORPORATION




Date:    July 12, 1999                         By   /s/ CHARLES D. MARLETT
                                                    -------------------------
                                                    Charles D. MarLett
                                                    Corporate Secretary


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                                  EXHIBIT INDEX


EXHIBIT                                                                                        PAGE
-------                                                                                        ----
1.                Underwriting Agreement, dated July 7, 1999, between the
                  Company and Goldman, Sachs & Co. and Salomon Smith Barney
                  Inc., as Representatives acting on behalf of the Underwriters named in Schedule I thereto.....................................................6

4(a).             Indenture, dated as of December 1, 1998, between the Company and
                  Citibank, N.A..................................................................37

4(b).             Supplemental Indenture No. 1, dated July 13, 1999, from the
                  Company to Citibank, N.A., as Trustee, including Form of 7.875%
                  Public Income NotES due July 13, 2039 as Exhibit A thereto....................114

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